Exhibit 99.1

Press Release

Damon Inc. Announces New Revenue Opportunity with California’s Zero-Emission Motorcycle (ZEM) Mandates

San Rafael, CA – November 20, 2024 – Damon Inc., (Nasdaq: DMN) (“Damon”), maker of high-tech, high performance motorcycles that are safer, smarter, and cleaner and deliver up to 200 hp, 200 mph, and 200 miles of range, today announced it is poised to capitalize on California’s newly introduced Zero-Emission Motorcycle (ZEM) mandates, creating new revenue stream opportunities that Damon believes will solidify its position as a trailblazer in the motorcycle industry.

Following the success of California’s Zero Emission Vehicle (ZEV) program, which has allowed automotive manufacturers like Tesla to earn carbon credits by producing zero-emission vehicles, the state’s ~~z~~ero emission mandates are now being expanded to the motorcycle industry with the ZEM program. The ZEM program aims to accelerate the transition to clean energy motorcycles by incentivizing manufacturers to exceed emission standards and rewarding those that lead the charge in sustainable innovation.

A New Revenue Stream for Motorcycle Manufacturers

Under the ZEV program, automakers that surpassed emission requirements were able to generate surplus credits, which they could then sell to companies struggling to meet the standards. According to Bloomberg, this allowed early EV adopters like Tesla to generate over $9Bn in revenue from the sale of these credits. Similarly, the ZEM mandates will allow companies like Damon, which produces cutting-edge electric motorcycles, to earn ZEM credits for exceeding regulatory emissions standards. These credits can be sold to other manufacturers, providing Damon with a new revenue stream opportunity while reinforcing the company’s commitment to sustainability.

“Damon has always been at the forefront of EV and motorcycle innovation,” said Jay Giraud, CEO of Damon. “With California’s new ZEM mandates, we’re excited to see the government take a proactive approach in accelerating the adoption of zero-emission motorcycles. The ability to generate and sell ZEM credits will further enhance our growth potential as we work towards our next pre-production milestone.

Supporting California’s Climate Goals

The ZEM program is designed to support California’s ambitious climate goals by encouraging the widespread adoption of electric motorcycles. With the transportation sector being one of the largest sources of greenhouse gas emissions in the state, reducing emissions from motorcycles is a key component of the state’s efforts to achieve carbon neutrality by 2045. As cars become cleaner, combustion motorcycles begin to contribute a larger percentage of the greenhouse gasses in the state.

The ZEM mandates provide a financial incentive for manufacturers to invest in clean technology and develop motorcycles that not only meet but exceed the required emissions standards. For companies like Damon, this is a powerful motivator to continue pushing the envelope on EV motorcycle technology, ultimately making zero-emission options more accessible, affordable, and attractive to consumers.

Virtually Pure Profit Potential

The ZEM credits, similar to Tesla’s experience with ZEV credits, represent a near pure-profit opportunity for Damon. As Damon already exceeds emissions standards with its lineup of high-performance electric motorcycles, the incremental cost of earning these credits is minimal, making the sales of these credits a highly profitable revenue opportunity. With California’s expanding focus on clean energy and electric transportation, the financial benefits of the ZEM program are expected to grow significantly in the coming years.

A Vision for the Future of Motorcycling

Damon is committed to shaping the future of motorcycling by creating the most advanced electric motorcycles on the market today. With the addition of ZEM credits to its revenue model, Damon is well-positioned to accelerate its growth and expand its presence in the rapidly evolving EV landscape.

“The ZEM mandates are a win for everyone—consumers, manufacturers, and the planet,” said Giraud. “By incentivizing companies like Damon to innovate and produce more zero-emission motorcycles, California is fostering an environment where electric mobility can thrive, and where sustainability is not only achievable, but profitable.”

About Damon

Damon is on a mission to cause a paradigm shift for safer, smarter motorcycling. With its development offices in San Rafael, California, Damon is led by entrepreneurs and executives from world-class EV and technology companies. Anchored by the groundbreaking HyperDrive™ electric powertrain, all Damon motorcycles are set to deliver power and range that exceeds that of gas without the noise, emissions, or maintenance hassles. Damon has captured the attention of the motorcycling world cutting edge designs and innovative safety technologies including CoPilot™ and Shift™, which are attracting a new generation of motorcycle riders. With strong consumer interest in the US and abroad, Damon aims to set the standard for motorcycle safety and sustainability worldwide. For more information , please visit damon.com.

Contact Information:

Investor Relations Contact

HaydenIR

James Carbonara

646.755.7412

James@haydenir.com

FORWARD LOOKING STATEMENTS

This press release contains forward-looking information or forward-looking statements under applicable Canadian and U.S. securities laws (collectively, “forward-looking statements”) that reflect current expectations and projections of Damon Inc. (“Damon”) about its future development. When used in this press release, forward-looking statements can be identified by the use of words such as “may,” or by such words as “will,” “intend,” “believe,” “estimate,” “consider,” “expect,” “anticipate,” and “objective” and similar expressions or variations of such words. Forward-looking statements are, by their nature, not guarantees of Damon’s future operational or financial performance and are subject to risks and uncertainties and other factors that could cause Damon’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. No representation or warranty is intended with respect to anticipated future results, or that estimates, or projections will be sustained.

Forward-looking statements in this press release include, but are not limited to, statements relating to the expected performance level of Damon motorcycles, the estimated demand of Damon motorcycles, and the potential safety ratings of Damon motorcycles.

In developing the forward-looking statements in this press release, we have applied several material assumptions, including the general business and economic conditions of the industries and countries in which Damon operates, and general market conditions.

Many risks, uncertainties, and other factors could cause the actual results of Damon to differ materially from the results, performance, achievements, or developments expressed or implied by such forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to, the following:

●	Damon’s ability to earn significant revenue from the sale of surplus credits under California’s ZEM program or otherwise realize financial benefits from the program;

●	the risk that the price of common shares of Damon may be volatile due to a variety of factors, including changes in the highly competitive industries in which Damon operates, variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Damon’s operations, global supply chain disruptions and shortages, and macro-economic and social environments affecting Damon’s businesses;

●	the inability to implement Damon’s business plans, forecasts, and other expectations, or identify and realize additional opportunities;

●	the risk that Damon has not achieved sufficient sales and production capacity at a mass-production facility, and Damon and its current and future collaborators may be unable to successfully develop and market Damon’s motorcycles or solutions, or may experience significant delays in doing so;

●	the risk that Damon may never achieve or sustain profitability;

●	the risk that Damon may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that Damon experiences difficulties in managing its growth and expanding operations;

●	any adverse changes in U.S. or Canadian general economic, business, market, financial, political or legal conditions, including as a consequence of the ongoing uncertainties relating to inflation and interest rates;

●	any inability to successfully and economically manufacture and distribute Damon’s motorcycles at scale;

●	the reliance on key management, including Damon’s Chief Executive Officer, Jay Giraud, and any inability to attract and/or retain key personnel;

●	any inability to raise additional funds to meet its capital requirements and pursue its growth strategy when and in the amounts needed; and

●	any inability to secure adequate insurance coverage or a potential increase in insurance costs.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the press release or as of the date otherwise specifically indicated herein. Due to risks and uncertainties, events may differ materially from current expectations. Damon disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required pursuant to applicable securities law. All forward-looking statements contained in the press release are expressly qualified in their entirety by this cautionary statement.

Additional information about Damon Inc., and the foregoing risks and uncertainties, can be found in our filings with the U.S. Securities and Exchange Commission, including our Form 10 and Form S-1 registration statements and subsequent filings, at www.sec.gov, and our filings with the British Columbia Securities Commission, including our non-offering prospectus filed following our completed business combination with Damon Motors Inc. and subsequent filings, at www.sedarplus.ca.

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